Resource Credit Income Fund (the “Fund”)

Class U Shares (RCIUX)
Class T Shares (RIFTX)
Class D Shares (RCIDX)

Supplement dated July 13, 2017 to the Class U, Class T, and Class D
 Prospectuses (“Prospectuses”) and Statement of Additional Information (“SAI”),
each dated February 1, 2017

Effective as of July 7, 2017, the Fund has suspended the offering of its Class U, Class T, and Class D shares until further notice.

IF YOU HAVE QUESTIONS, PLEASE CONTACT THE FUND AT 1-855-747-9559.

This Supplement, the Prospectuses and the SAI provide relevant information for all shareholders and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents can be obtained without charge by calling toll-free 1-855-747-9559.